Application For CNA Capital AAdvantage(R)Variable Annuity
                      Please print or type all information

    Valley Forge Life Insurance Company, 401 Penn Street, Reading, PA 19601
Executive Office: CNA Plaza, Chicago, IL  60685
Administrative Office: CNA Life, 100 CNA Drive, Nashville, TN  37214
Phone: (800) 262-1755
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1. Annuitant                                                            4. Plan Type
 Male     Female                                                         Non-Qualified
                                                                        Is this a 1035 exchange?*   Yes      No
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First Name                 Middle                    Last               If `Yes', anticipated $
                                                                                               ---------------------
                                                                        *If this is a 1035 exchange, please complete a Variable
                                                                        Authorization to Transfer Funds form. You may also need
--------------------------------------------------------------------    to complete a replacement form in some states.
Relationship to Owner


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                                                                        ------------------------------------------------------------
Date of birth                               Social Security No.
                                                                        Credit to:
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                                                                                       --------- ------------------------------
Street Address             City             State    ZIP                               First     Last name
                                                                                       initial

                                                                                        ---- --- --- ---- --- ---- ---

--------------------------------------------------------------------                    ---- --- --- ---- --- ---- ---
Home Phone        Business Phone            Email address                                      AAdvantage Number
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Contingent Annuitant, if applicable
-----------------------------------------
 Male     Female                                                      Please print this information as it appears on your AAdvantage
                                                                      Card.
                            ----------------------------------------

                            Relationship to proposed annuitant        AAdvantage is a registered trademark of American Airlines,Inc.


                                                                        ------------------------------------------------------------

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First Name                 Middle                    Last               5. Contributions
                                                                        Total Contribution:   $
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Relationship to Owner                                                   Minimum initial purchase payment $10,000
                                                                        6. Transfer Authorization
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Date of birth                               Social Security No.         Upon receiving proper identification as outlined in the
                                                                        prospectus, I instruct Valley Forge Life to accept request
--------------------------------------------------------------------    from (check applicable box or boxes)
Street Address             City             State    ZIP
                                                                             me [the owner(s)]    and/or my designated registered
                                                                                                  representative
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Home Phone        Business Phone            Email address                ----------------------------      (name of representative).


2. Owner, if other than proposed annuitant                              I understand that neither Valley Forge Life, nor any persons authorized by Valley Forge Life, will be responsible for
 Individual        Male                        Female                   any claim,loss, liability or expense in connection with
                                                                        instructions received by me or my representative, if Valley
 Trust (please provide a copy of trust)        Other, please specify    Forge Life acted on such instructions in good faith
                                                                        in reliance upon this authorization. Valley Forge Life will continue to act upon this authorization until such time as I
--------------------------------------------------------------------    notify Valley Forge Life otherwise in writing.
First Name                 Middle                    Last



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Date of birth                          Social Security/Tax ID No.

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Street Address             City             State    ZIP                    Owner's            Joint Owner's               Date
                                                                           initials               initials
--------------------------------
Joint Owner, if applicable                                              7. Pre-Authorized Check (Attach voided check)
--------------------------------
 Male     Female                                                        I authorize CNA to withdraw $                         on a
                                                                                                     ------------------------
                                                                        monthly basis from my checking account for future monthly
--------------------------------------------------------------------    contributions to my Contract. (Minimum is $100 monthly.) A
First Name                 Middle                    Last               voided check is attached. I understand that the monthly
                                                                        withdrawal will occur one frequency date after the date of
--------------------------------------------------------------------    issue unless I note otherwise. If you want the withdrawal to occur on a specific day of the month, write that day here
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Date of birth                          Social Security/Tax ID No.       ---------------.

3. Beneficiary                                                         (Note that the 29th, 30th, and 31st are not available dates).
Primary                                   Percent                      Otherwise, contributions will begin one frequency date after
                                                   ------------------   the date of issue.
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First Name                 Middle                    Last               8. Annuity Date
                                                                                If no date is specified, the contract/certificate
--------------------------------------------------------------------            will be issued with the annuity date as the contract
Relationship to Owner                                                           date following the annuitant's 95th birthday
                                                                                (unless otherwise specified by State regulations.).
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Address of beneficiary
------------------------------------
Contingent  or Primary                    Percent                                     Annuity option defaults to life with
                                                   ------------------
------------------------------------                                    ------------10 year period certain.

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First Name                 Middle                    Last               9. Special Instructions
                                                                        ------------------------------------------------------------
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------
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Relationship to Owner
                                                                        ------------------------------------------------------------
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------
                                                                        ------------------------------------------------------------


(Add information about additional beneficiaries under #9 Special Instructions.)

                                                                        ------------------------------------------------------------


10. Allocations                                                         11. Dollar Cost Averaging


On issued contracts, your initial Net Purchase payment will             I authorize the Company to transfer the following as
be allocated as indicated below. Selections must total 100%.            indicated below (choose only one):
Minimum initial allocations to any single subaccount is 1%.             No fractional percentages.
No fractional percentages. These percentages will apply
in future years but may be changed at any time by the                   Money Market DCA (available any time)
owner. If no allocation is indicated, Federated Prime Money
Fund II will be automatically selected.                                 ------------------------------------------------------------
                                                                        Initial purchase payment: $                 or %
                                                                                                    -------------       ------------
                                                                     Minimum initial purchase payment $1000 Minimum transfer is $100
Alliance Capital Management, L.P.                                    DCA contributions will be allocated as selected in Section 10.
                                                                     Unallocated fund balance will be held in the (Federated) Prime
     %    Growth & Income Portfolio                                  Money Fund II.
-----

     %    Premier Growth Portfolio
-----
American Century Investment Management, Inc.                            Check transfer term:
     % VP Income & Growth Fund                                                  Until "Money Market" account is 100% depleted
-----
     % VP Value Fund                                                            Will notify you when to discontinue DCA program
-----                                                                           (Please note notification must be in writing and
Federated Investment Management Company                                         must be received by CNA at least 30 days prior to
                                                                                desired date of discontinuation.)
     %    Prime Money Fund II (money market fund)
-----
      %    Utility Fund II                                                       End date:         /        /
-----                                                                                    -------- --------
     %    High Income Bond Fund II                                      Amount per frequency $                  OR %
-----                                                                                          ------------        ----------------

Fidelity Management & Research Co.                                                               Monthly              Quarterly
     %    VIP Equity-Income Portfolio                                                            Semi-Annually        Annually
-----
     %    VIP II Asset Manager Portfolio                                If you want the withdrawal to occur on a specific day of the
-----                                                                   month, write that day here                            (Note
     %    VIP II Index 500 Portfolio                                                              --------------------------
-----
                                                                        that the 29th, 30th, and 31st are not available dates).

     %    VIP II Contrafund Portfolio                                   Otherwise, contributions will begin one frequency date after
-----                                                                   the date of issue.
Franklin Templeton
     %    Developing Markets Securities Fund                            Start date:    End date:    (If used sequentially with other
-----                                                                             ---           ---   programs)*
     %    Asset Strategy Fund
-----                                                                   ------------------------------------------------------------
Fred Alger Management, Inc.                                                 Fixed Account DCA (available with initial purchase only)
                                                                        ------------------------------------------------------------
     %    American Small Capitalization Portfolio                       Initial purchase payment: $                 or %
-----                                                                                               --------------        ---------
       %    American Growth Portfolio                                   Minimum initial purchase payment $5000
-----
     %    American MidCap Growth Portfolio                              Must be exhausted within selected time frame (Option 1 or
-----                                                                   Option 2 below.)
      %    American Leveraged Allcap Portfolio                         DCA contributions will be allocated according to instructions
-----                                                                  in section 10.
Janus Capital Corporation                                               Unallocated fund balance will receive a fixed interest rate according to the option selected.
     %    Capital Appreciation Portfolio                                Transfer will be completed in equal percentages throughout
-----                                                                   the time period and transfer frequency indicated below.*
     % Growth Portfolio
-----                                                                   Time period (check one):  Option 1 (1 year to complete total
     % Balanced Portfolio                                                                         fund transfer)
-----                                                                                             Option 2 (6 mos. to complete total
     %Flexible Income Portfolio                                                                   fund transfer)
-----                                                                   (Please consult your CNA representative for current rates
     %    International Growth Portfolio                                being offered on each of these two options.)
-----
      %    Worldwide Growth Portfolio
Lazard Asset Management
     %    Retirement Equity Portfolio                                   Transfer frequency:       Monthly            Quarterly
-----
     %    Retirement Small Cap Portfolio                                Fixed Account DCA will begin 1 frequency after all initial
-----                                                                   funds are received.

MFS Investment Management                                               Start date:    End date:    (If used sequentially with other
                                                                                  ---           --- programs)*
     %    Emerging Growth Series
-----
     %    Research Series                                               12. Rebalancing
-----
     %    Growth With Income Series
-----
     %    Total Return Series                                         Rebalancing will begin on the first business day of the chosen
-----                                                                 frequency once the request is received by the service center.
Morgan Stanley Asset Management
     %    Emerging Markets Equity Portfolio                             Rebalancing should occur:

-----
     %    International Magnum Portfolio                                                  Quarterly             Annually
-----
Fixed Account                                                                             Semi-Annually
     %    1 year                                                        Start date:    End date:    (If used sequentially with other
-----                                                                              ---           --- programs)*

Fixed Account II
     %    1 year                                                        13. Systematic Withdrawal
-----                                                                   Unless net withdrawal is requested, the check will be sent
     %    3 year                                                        gross of surrender charges.
-----
     %    5 year
-----
     %    7 year
-----
     %    10 year                                                        Net withdrawal      $
-----                                                                                         -----------------------------------
Other (Please specify)                                                                                        % of account value
                                                                          -----------------------------------

     %                                                                  Transfer frequency (Check one)   Monthly           Quarterly
-----  -------------------------------------------------
                                                                                                        Semi-Annually       Annually

     %
-----   -------------------------------------------------

     %                                                                  Start date:    End date:    (If used sequentially with other
-----    -------------------------------------------------                         ---           ---  programs)*


     %
-----   -------------------------------------------------
     %                                                                  *Rebalancing, systematic withdrawal, and dollar cost
-----                                                                   averaging cannot occur at the same time. However, the
          -------------------------------------------------             programs can occur in sequence. Please specify start/end
          -------------------------------------------------             dates.
     %
-----
          -------------------------------------------------
          -------------------------------------------------
     %
-----
          -------------------------------------------------
          -------------------------------------------------
     %
-----

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14. Statement of Participant and Program Disclosure
American Airlines(R) reserves the right to change AAdvantage program rules, regulations, travel awards and special offers at any time without notice, and to end the AAdvantage program with six months notice. Any such changes may affect your ability to use the mileage awards or credits that you have accumulated. Members may not be able to obtain all offered awards at all times or use awards for all destinations or on all flights. AAdvantage travel awards, mileage accrual and special offers are subject to government regulations. American Airlines is not responsible for products or services offered by other participating companies. For complete details about the AAdvantage program, visit www.aa.com.

 I have I have not received a copy of the current prospectus for this variable annuity product.

Date of Prospectus         /        /
                   ------------------
I hereby represent to the best of my knowledge and belief that each of the statements and answers contained above is full, com- plete and true, and that each Social Security number or taxpayer identification number shown above is correct. I understand that all payments and values, when based on the investment experience of variable accounts, may increase or decrease in accordance with market performance, and the dollar amounts are not guaranteed. I understand that amounts payable from Fixed Account II under this contract are subject to an interest adjustment if withdrawn or transferred prior to the end of the applicable guaranteed period. I also understand that withdrawal charges may be applicable. I understand this application and any signed and dated attachments shall be made a part of the annuity contract issued by the Valley Forge Life Insurance Company. I believe this contract will meet anticipated financial needs. To the best of my knowledge, the annuity applied for by this application does does not replace or change any insurance or annuity coverage currently in force.
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Signed at:


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City                                                                   State                                 Date



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Annuitant's Signature                                                  Owner's Signature (If other than annuitant)


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Joint Owner's Signature                                                Agent/Registered Rep's Signature
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15. Agent's Replacement Question
Do you have knowledge or reason to believe that the annuity applied for by this application will replace or change any insurance or annuity coverage currently in force on the life of the proposed annuitant? Yes No (If yes, provide details and complete the appropriate replacement form. If this is a 1035 exchange or direct transfer, please complete a variable product "authorization to transfer"
form.) Agent Transmittal: Note: Please print. Name entered must be identical to the name on the agent's state license.
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
Writing Agent/Representative                                                  Agent Code                        Split Percent

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Writing Agent/Representative                                                  Agent Code                        Split Percent

----- -------------------------------------------------------------------- -- -- ---------------------------------------------------
Broker Dealer                                             Dealer Code         Branch Address                    Phone Number

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Wholesale Broker Dealer/Managing General Agency/Life Sales Office                                               Dealer/Agency Code


Send applications and paperwork to:  CNA, ATTN:  Variable Team, 100 CNA Drive, Nashville, TN  37214  Phone:  800-262-1755
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